[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                               MFS(R) INSTITUTIONAL
                               HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Bernard A. Scozzafava*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* Affiliated with the Investment Adviser
+ Independent Trustee

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                        MAY LOSE VALUE                     NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 1.71% (including the reinvestment of any distributions). This compares to returns of 0.93% for the average high current yield fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and -0.03% for the Salomon Brothers High Yield Index (the Index), an unmanaged market-value-weighted index which includes public, nonconvertible, cash-pay and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between CCC and BB+.

While many high-yield companies benefited from improved operating results in 1999, the high-yield market's overall performance for the year was lackluster. Heavy new issuance of high-yield bonds and a rise in the default rate exerted downward pressure on the prices of existing bonds. We believe the increase in credit problems was largely due to the effects that soft oil prices and Medicare reform had on companies in the energy and health care industries, respectively.

While performance for most of the year was indeed lackluster, the high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace.

Compared to its category, the Fund performed relatively well this year. Our team held firm to the belief that avoiding mistakes is just as important as picking the best investments. That's why MFS Original Research(R) and depth of professional experience remained so critical to the Fund's relative success.

Our time-tested experience in the high-yield bond arena was also critical to our ability to steer clear of trouble spots and avoid bankruptcies in various sectors of the economy. Years of observing the dynamics in energy and health care, for example, enabled us to anticipate as well as avoid the problems that ultimately plagued these industries.

The Fund's performance benefited from an increased overweighting in the telecommunications sector, which remains one of the best performing sectors in the high-yield market. Deregulation, both in the United States and in Europe, has contributed to the exceptional growth in new telecommunication networks, many of which have been financed with high-yield bonds. We continue to favor facility-based operators that are experiencing strong customer demand, in part due to the explosion of Internet traffic. The telecom sector has benefited from consolidation as well as equity investments from outside the industry. We invested in the debt of telecom companies such as MetroNet and Nextel. MetroNet, a competitive local exchange company (CLEC) in Canada, saw its bonds appreciate after announcing its merger with AT&T Canada, an investment-grade company with better financial resources. Our position in Nextel Communications rose in value after Microsoft announced its $600 million investment in the company.

Our second largest exposure was in media, a highly defensive industry. Core holdings included cable television and radio entities such as Charter Communication, one of the fastest growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

Given our optimistic outlook for continued growth of corporate earnings in 2000 as well as the higher yield levels available in the market today, we believe that high-yield bonds remain an attractive asset class.

    Respectfully,

/s/ Bernard A. Scozzafava
    Bernard A. Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Senior Vice President of MFS Investment Management(R). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $2.1 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                   6 Months                Life*
------------------------------------------------------------------
Cumulative Total Return              +1.71%               +5.18%
------------------------------------------------------------------
Average Annual Total Return           --                  +5.18%
------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, December 31, 1998, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Bonds - 88.9%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 82.1%
  Aerospace - 3.3%
    Argo Tech Corp., 8.625s, 2007                                          $  40       $       35,600
    BE Aerospace, Inc., 8s, 2008                                              40               34,500
                                                                                       --------------
                                                                                       $       70,100
-----------------------------------------------------------------------------------------------------
  Automotive - 1.7%
    Lear Corp., 9.5s, 2006                                                 $  35       $       35,088
-----------------------------------------------------------------------------------------------------
  Building Materials - 3.7%
    Nortek, Inc., 9.25s, 2007                                              $  40       $       39,100
    Williams Scotsman, Inc., 9.875s, 2007                                     40               38,700
                                                                                       --------------
                                                                                       $       77,800
-----------------------------------------------------------------------------------------------------
  Business Services - 5.5%
    Anacomp, Inc., 10.875s, 2004                                           $  40       $       39,900
    Iron Mountain, Inc., 8.75s, 2009                                          40               38,400
    Unisys Corp., 7.875s, 2008                                                40               38,700
                                                                                       --------------
                                                                                       $      117,000
-----------------------------------------------------------------------------------------------------
  Chemicals - 3.7%
    Lyondell Chemical Co., 9.625s, 2007                                    $  35       $       35,788
    NL Industries, Inc., 11.75s, 2003                                         40               41,400
                                                                                       --------------
                                                                                       $       77,188
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    Polymer Group, Inc., 8.75s, 2008                                       $  40       $       38,700
    Revlon Consumer Products Corp., 8.125s, 2006                              35               25,375
                                                                                       --------------
                                                                                       $       64,075
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 6.1%
    Buckeye Cellulose Corp., 9.25s, 2008                                   $  40       $       40,400
    Gaylord Container Corp., 9.875s, 2008                                     50               43,000
    Silgan Holdings, Inc., 9s, 2009                                           20               19,200
    U.S. Can Corp., 10.125s, 2006                                             25               25,562
                                                                                       --------------
                                                                                       $     128,162
-----------------------------------------------------------------------------------------------------
  Energy - 3.9%
    Cheasapeake Energy Corp., 9.625s, 2005                                 $  45       $       42,750
    P&L Coal Holdings Corp., 9.625s, 2008                                     40               38,900
                                                                                       --------------
                                                                                       $       81,650
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    AMC Entertainment, Inc., 9.5s, 2009                                    $  40       $       35,300
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Willis Corroon Corp., 9s, 2009                                         $  35       $       29,138
-----------------------------------------------------------------------------------------------------
  Gaming and Hotels - 3.7%
    Boyd Gaming Corp., 9.5s, 2007                                          $  40       $       39,600
    Station Casinos, Inc., 8.875s, 2008                                       40               38,400
                                                                                       --------------
                                                                                       $       78,000
-----------------------------------------------------------------------------------------------------
  Media - 12.4%
    Chancellor Media Corp., 8.125s, 2007                                   $  40       $       40,100
    Charter Communications Holdings, 8.25s, 2007                              25               23,250
    CSC Holdings, Inc., 8.125s, 2009                                          40               39,299
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                              40               40,700
    Frontiervision Operating Partnership LP, 11s, 2006                        35               37,100
    Lenfest Communications, Inc., 10.5s, 2006                                 35               38,500
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                       70               41,650
                                                                                       --------------
                                                                                       $      260,599
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Tenet Healthcare Corp., 8.125s, 2008                                   $  40       $       37,200
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 4.3%
    AK Steel Holdings Corp., 9.125s, 2006                                  $  40       $       40,600
    Metal Management, Inc., 10s, 2008                                         65               49,725
                                                                                       --------------
                                                                                       $       90,325
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.3%
    Aztar Corp., 8.875s, 2007                                              $  50       $       48,000
-----------------------------------------------------------------------------------------------------
  Retail - 1.3%
    Cole National Group, Inc., 8.625s, 2007                                $  40       $       28,700
-----------------------------------------------------------------------------------------------------
  Telecommunications - 16.8%
    Adelphia Communications Corp., 7.5s, 2004                              $  40       $       37,000
    Centennial Cellular Operating Co., 10.75s, 2008                           40               43,000
    Global Crossings Holdings Ltd., 9.625s, 2008                              40               39,900
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                             50               37,750
    ITC Deltacom, Inc., 9.75s, 2008                                           15               15,150
    Level 3 Communications, Inc., 9.125s, 2008                                40               37,800
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                    65               45,662
    Nextlink Communications, Inc., 10.75s, 2009                               30               30,900
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                    75               39,844
    Voicestream Wire, 10.375s, 2009##                                         25               25,750
                                                                                       --------------
                                                                                       $      352,756
-----------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Fairfield Manufacturing, Inc., 9.625s, 2008                           $    5       $        4,725
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.3%
    El Paso Electric Co., 8.9s, 2006                                       $  35       $       36,411
    Esi Tractebel Acquisition Corp., 7.99s, 2011                              40               36,000
    Toledo Edison Co., 7.875s, 2004                                           40               39,709
                                                                                       --------------
                                                                                       $      112,120
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $    1,727,926
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 6.8%
  Canada - 2.7%
    MetroNet Communications Corp., 0s to 2003, 9.95s to
      2008 (Telecommunications)                                            $  70       $       55,266
-----------------------------------------------------------------------------------------------------
  Netherlands - 2.0%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                 $  40       $       42,600
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                            $  50       $       44,000
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $      141,866
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,956,339)                                                  $1,869,792
-----------------------------------------------------------------------------------------------------
Preferred Stock - 2.2%
-----------------------------------------------------------------------------------------------------
                                                                          SHARES
-----------------------------------------------------------------------------------------------------
    Crown Castle International Corp.
      (Telecommunications)
      (Identified Cost, $40,600)                                              44       $       45,540
-----------------------------------------------------------------------------------------------------
Warrants - 0.7%
-----------------------------------------------------------------------------------------------------
    Versatel Telecom B.V. (Telecommunications)*
      (Identified Cost, $400)                                                 40       $       16,000
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.9%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 1/03/00, at Amortized Cost                                        $125       $      124,990
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,122,329)                                        $    2,056,322
Other Assets, Less Liabilities - 2.3%                                                          47,748
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $    2,104,070
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,122,329)             $  2,056,322
  Cash                                                                   3,574
  Interest receivable                                                   35,120
  Receivable from investment adviser                                    27,155
                                                                  ------------
      Total assets                                                $  2,122,171
                                                                  ------------
Liabilities:
  Payable to affiliates for management fee                        $         29
  Accrued expenses and other liabilities                                18,072
                                                                  ------------
      Total liabilities                                           $     18,101
                                                                  ------------
Net assets                                                        $  2,104,070
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $  2,172,558
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                    (66,007)
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (7,088)
  Accumulated undistributed net investment income                        4,607
                                                                  ------------
      Total                                                       $  2,104,070
                                                                  ============
Shares of beneficial interest outstanding                             217,496
                                                                      =======

Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $9.67
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------
Net investment income:
    Interest income                                                 $  99,834
                                                                    ---------
  Expenses -
    Management fee                                                  $   5,170
    Trustees' compensation                                              3,100
    Administrative fee                                                    138
    Custodian fee                                                       2,870
    Printing                                                            4,668
    Auditing fees                                                       7,250
    Legal fees                                                            537
    Registration fees                                                   6,196
    Miscellaneous                                                       4,224
                                                                    ---------
      Total expenses                                                $  34,153
    Fees paid indirectly                                                 (278)
    Reduction of expenses by investment adviser                       (27,155)
                                                                    ---------
      Net expenses                                                  $   6,720
                                                                    ---------
        Net investment income                                       $  93,114
                                                                    ---------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment
     transactions                                                   $  (7,088)
  Change in unrealized depreciation on investments                    (48,974)
                                                                    ---------
      Net realized and unrealized loss on investments
        and foreign currency                                        $ (56,062)
                                                                    ---------
          Increase in net assets from operations                    $  37,052
                                                                    =========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED           PERIOD ENDED
                                                              DECEMBER 31, 1999         JUNE 30, 1999*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   93,114             $   83,736
  Net realized gain (loss) on investments and foreign currency
    transactions                                                         (7,088)                    17
  Net unrealized loss on investments and foreign currency
    translation                                                         (48,974)               (17,033)
                                                                     ----------             ----------
    Increase in net assets from operations                           $   37,052             $   66,720
                                                                     ----------             ----------
Distributions declared to shareholders from net investment
  income                                                             $  (89,693)            $  (82,567)
                                                                     ----------             ----------
Net increase in net assets from Fund share transactions              $   89,891             $2,082,667
                                                                     ----------             ----------
    Total increase in net assets                                     $   37,250             $2,066,820
Net assets:
  At beginning of period                                              2,066,820               --
                                                                     ----------             ----------

  At end of period (including accumulated undistributed net
    investment income of $4,607 and $1,186, respectively)            $2,104,070             $2,066,820
                                                                     ==========             ==========

* For the period from the commencement of the Fund's investment operations, December 31, 1998, through
  June 30, 1999.

See notes to financial statements.


Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED    PERIOD ENDED
                                                                         DECEMBER 31, 1999   JUNE 30, 1999*
                                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                            $    9.93       $   10.00
                                                                                 ---------       ---------
Income from investment operations# -
  Net investment income(S)                                                       $    0.44       $    0.50
  Net realized and unrealized loss on investments and foreign currency               (0.28)          (0.16)
                                                                                 ---------       ---------
      Total from investment operations                                           $    0.16       $    0.34
                                                                                 ---------       ---------
Less distributions declared to shareholders from net investment income           $   (0.42)      $   (0.41)
                                                                                 ---------       ---------
Net asset value - end of period                                                  $    9.67       $    9.93
                                                                                 =========       =========
Total return                                                                          1.71%++         3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          0.68+           0.68%+
  Net investment income                                                               8.98%+          8.43%+
Portfolio turnover                                                                      21%             24%
Net assets at end of period (000 Omitted)                                        $   2,104       $   2,067

(S) The investment adviser agreed to maintain the expenses of the Fund, exclusive of management fee, at not more than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                        $    0.22       $    0.25
    Ratios (to average net assets):
      Expenses##                                                                      3.32%+          4.86%+
      Net investment income                                                           6.34%+          4.25%+

 * For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional High Yield Fund (the Fund) is a diversified series of MFS Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fee such that the Fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $407,306 and $423,791, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $2,122,329
                                                              ==========
Gross unrealized depreciation                                 $ (120,515)
Gross unrealized appreciation                                     54,508
                                                              ----------
    Net unrealized depreciation                               $  (66,007)
                                                              ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               SIX MONTHS    PERIOD ENDED JUNE
                                  ENDED DECEMBER 31, 1999            30, 1999*
                                  -----------------------  -------------------
                                          SHARES   AMOUNT   SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                                   20   $  200  200,010  $2,000,100
Shares issued to shareholders in
  reinvestment of distributions            9,266   89,691    8,200      82,567
                                           -----  -------  -------  ----------
    Net increase                           9,286  $89,891  208,210  $2,082,667
                                           =====  =======  =======  ==========

* For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the six months ended December 31, 1999, there was no commitment fee allocated to the Fund. The Fund had no borrowings during the period.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          IHY-3 02/00 200